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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                                (Amendment No. 1)

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2006

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)


          WISCONSIN                     333-28751                39-1580331
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)

                                 (920) 725-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends the information reported in Item 5.02 to the Current Report on Form 8-K dated May 25, 2006 (filed June 1, 2006) regarding, among other things, the election of Stephen E. K. Graham to the Board of Directors of ACP Holding Company, a Delaware corporation ("ACP"), and its subsidiaries, including Neenah Foundry Company, a Wisconsin corporation ("Neenah"). ACP is the indirect parent of the registrant, Neenah.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 28, 2006, the Board of Directors appointed Stephen E. K. Graham to serve on the Audit Committee of ACP and Neenah. Mr. Graham will also serve as chairman of the Audit Committee. Jeffrey G. Marshall continues to serve as the other member of the Audit Committee.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEENAH FOUNDRY COMPANY


                                      /s/ Gary W. LaChey
                                      ------------------
Date:  July 5, 2006                   Name:  Gary W. LaChey
                                      Title: Corporate Vice President - Finance